                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                TOP FIVE PORTFOLIO INDUSTRIES       5
                             TOP TEN HOLDINGS       5
                         CURRENT DISTRIBUTION       6
              Q&A WITH YOUR PORTFOLIO MANAGER       7
                            GLOSSARY OF TERMS      10
                      A FOCUS ON SENIOR LOANS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      35
                NOTES TO FINANCIAL STATEMENTS      40
               REPORT OF INDEPENDENT AUDITORS      46
                   DIVIDEND REINVESTMENT PLAN      47



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      48
                 RESULTS OF SHAREHOLDER VOTES      49
              TRUSTEE AND OFFICER INFORMATION      50

You have a time-tested partner in Van Kampen.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
August 20, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY DURING 2002'S FIRST AND SECOND QUARTERS CONTINUED TO DEPICT A GROWING ECONOMY. GROWTH MOVED DRAMATICALLY HIGHER IN THE FIRST QUARTER AND SUBSIDED DURING THE SECOND QUARTER. MANUFACTURING AND INDUSTRIAL PRODUCTION CONTINUED TO SHOW SIGNS OF IMPROVEMENT.

CONSISTENT WITH SUCH POSITIVE DEVELOPMENTS, CONSUMER SPENDING REMAINED STRONG-- BUOYED BY RISING INCOMES AND STABILIZING UNEMPLOYMENT--WHILE GOVERNMENT AND BUSINESS EXPENDITURES ROSE THROUGHOUT MOST OF THE REPORTING PERIOD.

HOWEVER, AS JULY 2002 PROGRESSED, STATISTICAL DATA REFLECTED AN ECONOMY REACTING TO UNCERTAIN WORLD EVENTS AND DECLINING EQUITY PRICES AT HOME. BY THE END OF THE MONTH, SOME MARKET OBSERVERS SUGGESTED U.S. ECONOMIC GROWTH MIGHT TAKE A SLOWER PATH THAN ORIGINALLY PROJECTED BY THE FEDERAL RESERVE BOARD (THE FED).

AGAINST THIS BACKDROP, THE FED TOOK A WAIT-AND-SEE APPROACH AND LEFT INTEREST RATES AT 1.75 PERCENT DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(June 30, 2000--June 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 00                                                                            5.7%
Sep 00                                                                            1.3%
Dec 00                                                                            1.9%
Mar 01                                                                            1.3%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.1%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(July 31, 2000--July 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.70
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60
                                                                            1.75                               1.20
                                                                            1.75                               1.10
Jul 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of July 31, 2002)

-----------------------------------------------------------------------
TOTAL RETURNS
-----------------------------------------------------------------------
One-year total return(1)                                     -8.05%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                 -1.37%
-----------------------------------------------------------------------
Commencement date                                          06/24/98
-----------------------------------------------------------------------

DISTRIBUTION RATE
-----------------------------------------------------------------------
Distribution rate as a % of closing common share market
price(2)                                                      6.76%
-----------------------------------------------------------------------
SHARE VALUATIONS
-----------------------------------------------------------------------
Net asset value                                               $7.94
-----------------------------------------------------------------------
Closing common share market price                             $6.67
-----------------------------------------------------------------------
One-year high common share market price (08/01/01)            $7.83
-----------------------------------------------------------------------
One-year low common share market price (07/24/02)             $6.20
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    An investment in senior loans is subject to certain risks such as loan defaults and illiquidity due to insufficient collateral backing. Please consult a prospectus for more information.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP FIVE PORTFOLIO INDUSTRIES*(+)

(as a percentage of total assets--July 31, 2002)

Healthcare                                                   8.0%
---------------------------------------------------------------------
Medical Products & Services                                  6.0%
---------------------------------------------------------------------
Printing & Publishing                                        5.8%
---------------------------------------------------------------------
Beverage, Food & Tobacco                                     5.8%
---------------------------------------------------------------------
Hotel, Motels, Inns & Gaming                                 5.2%
---------------------------------------------------------------------

TOP TEN HOLDINGS*(+)

(as a percentage of total assets--July 31, 2002)

Allied Waste North America, Inc.                             2.1%
---------------------------------------------------------------------
Rite Aid Corp.                                               2.0%
---------------------------------------------------------------------
Charter Communications Operating, LLC                        1.8%
---------------------------------------------------------------------
Community Health Systems, Inc.                               1.8%
---------------------------------------------------------------------
Wyndham International, Inc.                                  1.6%
---------------------------------------------------------------------
Kindred Healthcare, Inc.                                     1.2%
---------------------------------------------------------------------
Aladdin Gaming, LLC                                          1.2%
---------------------------------------------------------------------
Ashtead Group, PLC                                           1.1%
---------------------------------------------------------------------
DaVita, Inc.                                                 1.1%
---------------------------------------------------------------------
Ispat Inland                                                 1.1%
---------------------------------------------------------------------

* Excludes short-term investments.

(+) Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

CURRENT DISTRIBUTION

(August 31, 1998--July 31, 2002)

[INVESTMENT PERFORMANCE GRAPH]

                                                               VAN KAMPEN SENIOR INCOME TRUST         3-MONTH TREASURY BILL
                                                               ------------------------------         ---------------------
8/98                                                                        8.490                             4.825
                                                                            8.000                             4.361
                                                                            7.850                             4.318
                                                                            7.960                             4.483
                                                                            8.170                             4.452
1/99                                                                        7.910                             4.452
                                                                            7.760                             4.670
                                                                            8.170                             4.475
                                                                            8.230                             4.535
                                                                            8.170                             4.627
                                                                            8.210                             4.779
7/99                                                                        8.160                             4.745
                                                                            8.490                             4.967
                                                                            8.810                             4.851
                                                                            8.750                             5.088
                                                                            8.870                             5.301
                                                                            9.900                             5.328
1/00                                                                        9.530                             5.692
                                                                            8.750                             5.781
                                                                           10.340                             5.871
                                                                            9.400                             5.829
                                                                            9.880                             5.619
                                                                            9.960                             5.855
7/00                                                                        9.600                             6.219
                                                                            9.460                             6.307
                                                                           10.010                             6.210
                                                                           10.460                             6.389
                                                                           11.300                             6.202
                                                                           11.580                             5.895
1/01                                                                       10.660                             4.994
                                                                           10.740                             4.859
                                                                           10.680                             4.286
                                                                           10.490                             3.883
                                                                            9.790                             3.616
                                                                            9.380                             3.656
7/01                                                                        9.040                             3.524
                                                                            8.540                             3.367
                                                                            8.490                             2.371
                                                                            8.340                             2.012
                                                                            7.460                             1.726
                                                                            7.200                             1.725
1/02                                                                        6.950                             1.757
                                                                            6.790                             1.757
                                                                            6.490                             1.777
                                                                            6.560                             1.767
                                                                            6.350                             1.726
                                                                            6.280                             1.685
7/02                                                                        6.760                             1.695

*Source: Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN SENIOR INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS
AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED JULY 31,
2002. HOWARD TIFFEN, MANAGING DIRECTOR, IS PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE TRUST. HE HAS MORE THAN 30 YEARS OF GLOBAL AND DOMESTIC INVESTMENT EXPERIENCE AND MANAGES, AS OF JULY 31, 2002, MORE THAN $7 BILLION IN SENIOR LOAN ASSETS. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED DURING THE LAST 12
    MONTHS?

A   The period began with the U.S.
economy in the doldrums. The September 11 terrorist attacks made a bad situation worse, causing a sharp drop in investor confidence. Business activity came to a standstill nationwide and across industries. The market seemed to recover its footing toward the end of 2001 as investors' expectations turned to imminent recovery for the U.S. economy and, as a result, for corporate profits. The equity markets also appeared to stabilize during that time and through the first few months of 2002, which provided further support to the credit markets. The bond markets were very strong in the early part of 2002 as investors sought attractive yields in what appeared to be a stabilizing environment.

    The market suffered another reversal in the spring, when a string of high-profile accounting scandals began to seriously erode investor confidence in public companies. This reversal and the slowing U.S. economy had a depressing effect on the senior loan market. The effects of increasing corporate defaults--which have tripled over the past two years--and the worst credit market since the early 1990s pushed the pricing of a number of the trust's loans lower.

Q   HOW DID THE TRUST PERFORM?

A   For the 12-month period ended
July 31, 2002, the trust returned -8.05 percent based on market price and not reflective of any early withdrawal charges. While the trust continued its uninterrupted record of monthly dividends, the total return for the year recognizes a decrease in market price from $7.79 per share on July 31, 2001 to $6.67 per share on July 31, 2002. During the same period, the trust's net asset value declined from $8.51 per share on July 31, 2001 to $7.94 per share on July 31, 2002. In spite of the decline in the level of defaults, from 5.1 percent as of July 31, 2001, to 4.1 percent at the end of the current reporting period, the decline in the trust's net asset value was broadly spread across the portfolio, with the general fall in loan prices resulting from the perception that risk in corporate debt had increased during the last part of the period under review. As of July 31, 2002, approximately 98 percent of the trust's senior loan assets had been priced using independent pricing services. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when tendered, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE TRUST?

A   The past 12 months have been
difficult for the trust, which was hindered by the slow economy, high corporate default rates and steadily falling interest rates.

    Considering we are in the worst credit market since the early 1990s, we believe that the senior-secured nature of our loans is working relatively well for us. Unlike other asset classes, senior loans are differentiated because they are the first claims on the borrower, which are repaid before any payments are made to subordinated bonds or equity. In most cases, senior loans are secured by substantially all the assets of the borrowing company. In addition, senior loans earn interest at a floating-rate which adjusts to current market levels every 6 weeks or so. All of these factors help to moderate the downside risks associated with this asset class. These structural advantages also help to explain the relative stability enjoyed by the asset class as compared to the equities and bonds. The floating-rate mechanism helps to mitigate interest-rate volatility and may provide a hedge in the longer run against rising rates or inflation.

    We believe that the value of collateral cannot be overemphasized since in the event of default it represents another source of repayment independent of the borrower's cash flow. However, it is not infallible. Historically, as measured in one study by the rating agency Moody's, senior loans have enjoyed recoveries in the event of default nearly three times higher than recoveries on unsecured bonds. This study showed senior loan recovery rates of about 80 percent. It is still too early to tell (recoveries can take three or more years to be realized), but we believe that recovery rates on defaults which have occurred in the last three years will be somewhat lower, by perhaps as much as 10 percent.

Q   WHAT CAN YOU TELL US ABOUT
    THE TRUST'S CREDIT QUALITY COMPARED TO THAT OF THE CORPORATE BOND MARKET?

A   It is almost impossible for us to
compare the trust's credit quality with that of a corporate bond fund. Senior loans and corporate bonds are different asset classes and the differences between them are probably greater than the similarities. The common theme is that lists of issuers of senior loans to leveraged companies are very similar to the list of issuers in a typical high-yield bond fund. The key differences are that the loans are senior and secured. If a company is reorganized, holders of senior-secured loans will likely fare much better than holders of junior, unsecured obligations. So although our loans are made to the same type of companies that would issue high-yield bonds, those factors dramatically differentiate the two.

Q   WHAT KIND OF RECOVERY DO YOU
    EXPECT ON DEFAULTED LOANS?

A   Investors in defaulted senior loans
have to be very patient. When a company runs into financial difficulties, it may take several months of work between the company's owners, management and senior creditors to define what is wrong and how it could be fixed. If the company's financial condition could be improved by reorganizing under the protection of the bankruptcy courts, that process may take up to 2 years or more. Once out of bankruptcy, it is not uncommon for a complete return to health to take an additional two years. As previously stated, history suggests that recoveries can run, on average, in the 70 to 80 percent range.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   We are optimistic that the United
States may experience a sustainable economic recovery and that inflation may remain in check. This scenario should be positive for the senior-loan asset class and allow issuers to continue to improve their balance sheets in a lower interest-rate environment. The trust is typically not adversely affected by rising interest rates. With most fixed-income funds, rising interest rates mean lower bond prices and lower returns. With senior-loan funds, however, the interest that corporations pay on bank loans readjusts soon after interest-rate changes, which means rising rates don't typically hurt such funds.

    Our long-term outlook for the senior loan asset class is positive. Corporate earnings have exhibited steady improvement and corporate default rates seem, in our view, to have peaked. We believe that the Fed's strategy will, in time, begin to favor tighter monetary policy, which could result in higher interest rates on senior loans. Furthermore, positive credit events and a stronger economy could lead to improved valuations in the senior-loan market.

    We will continue to monitor credit conditions carefully in the senior-loan sector in general and the credit quality of our portfolio in particular. In addition, we will continue to scrutinize the financial position of the trust's borrowers and uphold our strict screening process for credit approval, both for the positions owned and for potential investments.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU ARE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DEFAULT: The failure to make required debt payments on time.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

SENIOR LOANS: Loans or other debt instruments that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to holders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the investor is entitled will be paid.

A FOCUS ON SENIOR LOANS

    The Senior Income Trust invests primarily in adjustable rate senior loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the trust's management team, are important to the integrity of the trust's portfolio. These include:

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the trust is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the trust's net asset value.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the trust's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the trust's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the trust's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the trust invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the trust holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the trust's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the trust may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, the trust may invest in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated and pay principal and interest in U.S. dollars.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

July 31, 2002
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  123.1%
            AEROSPACE/DEFENSE  4.2%
 $ 5,409    Aerostructures Corp.,
            Term Loan............... NR        BB-    12/31/03 to 09/06/04   $    5,379,525
   1,924    Aircraft Braking Systems
            Corp., Term Loan........ NR        NR     10/15/05                    1,929,907
   6,584    Alliant Techsystems,
            Inc., Term Loan......... Ba2       BB-    04/20/09                    6,652,627
   3,669    DeCrane Aircraft
            Holdings, Inc., Term
            Loan.................... B2        B+     12/17/06                    3,613,570
   7,642    DRS Technologies, Inc.,
            Term Loan............... Ba3       BB-    09/30/08                    7,699,567
   9,023    EG&G Technical Services,
            Inc., Term Loan......... B1        NR     08/20/07                    9,023,374
   4,688    Fairchild Corp., Term
            Loan.................... B1        B+     04/30/06                    4,618,008
     648    Integrated Defense
            Technologies, Inc., Term
            Loan.................... NR        NR     03/04/08                      650,806
  12,286    United Defense
            Industries, Inc., Term
            Loan.................... Ba3       BB-    08/13/07 to 08/13/09       12,305,386
   8,064    Vought Aircraft
            Industries, Inc., Term
            Loan.................... NR        NR     12/31/06 to 06/30/08        8,096,101
                                                                             --------------
                                                                                 59,968,871
                                                                             --------------
            AUTOMOTIVE  5.1%
   5,865    AMCAN Consolidated
            Technologies, Inc., Term
            Loan.................... NR        NR     03/28/07                    5,601,075
   2,239    Breed Technologies,
            Inc., Term Loan (i)..... NR        NR     12/20/04                    2,116,233
  11,911    Citation Corp., Term
            Loan.................... NR        B+     12/01/07                   10,600,443

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            AUTOMOTIVE (CONTINUED)
 $ 7,300    Dura Operating Corp.,
            Term Loan............... Ba3       BB     12/31/08               $    7,353,611
  20,218    Federal-Mogul Corp.,
            Term Loan (c)........... NR        NR     10/05/03 to 02/24/04       20,172,140
   8,767    Federal-Mogul Corp.,
            Revolving Credit
            Agreement (c)........... NR        NR     02/24/04                    8,723,258
   1,445    J.L. French Automotive
            Castings, Inc., Term
            Loan.................... B1        NR     10/21/06                    1,263,951
     379    Oshkosh Truck Corp.,
            Term Loan............... NR        BB+    01/31/07                      381,929
  13,796    Safelite Glass Corp.,
            Term Loan............... NR        NR     09/30/07                   13,485,615
   2,993    Stoneridge, Inc., Term
            Loan.................... Ba3       BB-    04/30/08                    3,007,462
                                                                             --------------
                                                                                 72,705,717
                                                                             --------------
            BANKING  0.7%
  10,080    Golden State Bancorp,
            Inc., Term Loan......... NR        NR     12/20/02                   10,029,600
                                                                             --------------

            BEVERAGE, FOOD & TOBACCO  7.6%
  19,698    Agrilink Foods, Inc.,
            Term Loan............... B1        B+     09/30/04 to 09/30/05       19,683,474
  21,536    Aurora Foods, Inc., Term
            Loan.................... B2        B-     06/30/05 to 09/30/06       20,107,530
   4,667    B & G Foods, Inc., Term
            Loan.................... B1        B+     03/31/06                    4,665,928
     947    Cott Beverages, Inc.,
            Term Loan............... NR        BB     12/31/06                      952,076
  14,169    Dean Foods Co., Term
            Loan.................... Ba2       BB+    07/15/07 to 07/15/08       14,234,655
   2,098    Del Monte Corp., Term
            Loan.................... Ba3       B+     03/31/08                    2,113,693
  14,269    Doane Pet Care Co., Term
            Loan.................... B1        B+     03/31/05 to 12/31/06       13,994,997

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $ 3,252    Hartz Mountain Corp.,
            Term Loan............... NR        NR     12/31/07               $    3,259,802
   5,347    Imperial Sugar Corp.,
            Term Loan............... NR        NR     12/31/06                    4,250,940
   1,333    Interstate Brands Corp.,
            Term Loan............... Ba1       BBB-   07/19/07                    1,340,667
   6,003    Land O' Lakes, Inc.,
            Term Loan............... Ba2       BBB-   10/10/08                    5,590,199
   1,401    Luigino's, Inc., Term
            Loan.................... B1        BB-    12/31/05                    1,400,870
   3,999    Mafco Worldwide Corp.,
            Term Loan............... NR        NR     03/31/06                    3,958,570
     499    Meow Mix Co., Term
            Loan.................... Ba3       BB-    01/31/08                      502,491
   1,995    National Dairy Holdings,
            LP, Term Loan........... Ba2       BB+    04/29/09                    2,005,390
     829    New World Pasta Co.,
            Term Loan............... B1        B      01/28/06                      827,961
     960    New World Pasta Co.,
            Revolving Credit
            Agreement............... B1        B      01/28/05                      948,000
   5,000    Pinnacle Foods, Inc.,
            Term Loan............... Ba3       BB-    05/22/08                    5,050,000
   3,000    Southern Wine & Spirits
            of America, Inc., Term
            Loan.................... NR        NR     07/02/08                    3,015,939
                                                                             --------------
                                                                                107,903,182
                                                                             --------------
            BROADCASTING--CABLE  5.8%
   6,965    CC VIII Operating, LLC,
            Term Loan............... Ba3       BB+    02/02/08                    6,094,375
  37,751    Charter Communications
            Operating, LLC, Term
            Loan (j)................ Ba3       BBB-   09/18/07 to 09/18/08       33,024,994
  16,888    Falcon Cable
            Communications, LP, Term
            Loan.................... Ba3       NR     12/31/07                   15,367,625
   4,896    Frontiervision Operating
            Partners, LP, Term Loan
            (c)..................... B2        D      03/31/06                    4,103,058

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            BROADCASTING--CABLE (CONTINUED)
 $ 4,364    Frontiervision Operating
            Partners, LP, Revolving
            Credit Agreement (c).... B2        D      10/31/05               $    3,627,273
   7,750    Insight Midwest
            Holdings, LLC, Term
            Loan.................... Ba3       BB+    06/30/09 to 12/31/09        7,390,974
   5,250    MCC Iowa, LLC, Term
            Loan.................... NR        NR     09/30/10                    5,087,250
   9,240    Olympus Cable Holdings,
            LLC, Term Loan (c)...... B2        D      09/30/10                    7,563,596
                                                                             --------------
                                                                                 82,259,145
                                                                             --------------
            BROADCASTING--DIVERSIFIED  0.6%
   3,355    Clear Channel
            Communications, Inc.,
            Revolving Credit
            Agreement............... Baa3      BBB-   06/30/05                    3,270,725
   1,000    Cumulus Media, Inc.,
            Term Loan............... B1        B      03/28/10                    1,007,250
   4,583    Hughes Electronics
            Corp., Term Loan........ Ba3       BB     12/05/02                    4,581,184
                                                                             --------------
                                                                                  8,859,159
                                                                             --------------
            BROADCASTING--RADIO  0.4%
   6,250    Citadel Broadcasting
            Co., Term Loan.......... NR        NR     06/26/09                    6,290,625
                                                                             --------------

            BROADCASTING--TELEVISION  0.5%
   1,500    Gray Communications
            Systems, Inc., Term
            Loan.................... Ba3       B+     09/30/09                    1,504,688
   6,549    Quorum Broadcasting,
            Inc., Term Loan......... NR        NR     12/31/04                    5,861,334
                                                                             --------------
                                                                                  7,366,022
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            BUILDINGS & REAL ESTATE  1.5%
 $12,709    The Macerich Co., Term
            Loan.................... NR        NR     01/26/03 to 07/26/05   $   12,709,375
   7,000    Ventas, Inc., Term
            Loan.................... NR        NR     04/17/07                    7,030,625
   1,131    Ventas, Inc., Revolving
            Credit Agreement........ NR        NR     04/17/05                    1,087,582
                                                                             --------------
                                                                                 20,827,582
                                                                             --------------
            CHEMICALS, PLASTICS & RUBBER  4.4%
   5,000    Berry Plastics Corp.,
            Term Loan............... B1        B+     07/22/10                    5,032,290
  15,056    GenTek, Inc., Term
            Loan.................... Caa2      CCC    04/30/07 to 10/31/07        9,906,966
   4,596    GEO Specialty Chemicals,
            Inc., Term Loan......... B1        B+     12/31/07                    4,419,273
  17,922    Huntsman Corp., Term
            Loan.................... Caa2      NR     12/31/02 to 12/31/05       16,027,069
   6,089    Huntsman ICI Chemicals,
            LLC, Term Loan.......... B2        B+     06/30/07 to 06/30/08        6,105,108
     997    ISP Chemco, Inc., Term
            Loan.................... NR        BB+    06/27/08                    1,002,647
   4,762    Lyondell Chemical Co.,
            Term Loan............... Ba3       NR     05/17/06                    4,826,817
   4,000    Messer Griesheim, Term
            Loan.................... Ba3       BB     04/27/09 to 04/27/10        4,032,500
   6,078    Nutrasweet Acquisition
            Corp., Term Loan........ Ba3       NR     05/25/07 to 05/25/09        6,097,387
   5,066    OM Group, Inc., Term
            Loan.................... Ba3       BB     04/01/07                    5,078,265
     411    West American Rubber
            Co., LLC, Term Loan..... NR        NR     11/09/03                      411,162
                                                                             --------------
                                                                                 62,939,484
                                                                             --------------
            CONSTRUCTION MATERIAL  1.4%
   6,648    Brand Scaffold Services,
            Inc., Term Loan......... B1        NR     09/30/03                    6,598,157
   2,985    Dayton Superior Corp.,
            Term Loan............... Ba3       BB-    06/02/08                    2,983,134

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            CONSTRUCTION MATERIAL (CONTINUED)
 $ 1,853    Magnatrax Corp., Term
            Loan.................... NR        NR     11/15/05               $    1,609,062
     358    Professional Service
            Industries, Inc., Term
            Loan.................... NR        NR     09/30/02                      336,334
   8,498    Wilmar Industries, Inc.,
            Term Loan............... NR        NR     09/29/05 to 09/29/07        8,356,969
                                                                             --------------
                                                                                 19,883,656
                                                                             --------------
            CONTAINERS, PACKAGING & GLASS  5.6%
   4,887    Applied Tech Management
            Corp., Term Loan........ B1        NR     04/30/07                    4,578,696
   8,031    Dr. Pepper/Seven Up
            Bottling Group, Inc.,
            Term Loan............... NR        NR     10/07/07                    8,079,680
  13,467    Graham Packaging Co.,
            Term Loan............... B2        B      01/31/06 to 01/31/07       13,419,362
   1,704    Impress Metal Packaging
            Holding B.V., Term
            Loan.................... NR        B      12/31/06                    1,695,169
   2,888    LLS Corp., Term Loan (a)
            (c)..................... NR        NR     07/31/06                    1,621,813
   9,203    Nexpak Corp., Term
            Loan.................... NR        NR     12/31/05 to 12/31/06        8,006,642
  10,466    Owens-Illinois, Inc.,
            Term Loan............... NR        NR     03/31/04                   10,417,481
   6,189    Owens-Illinois, Inc.,
            Revolving Credit
            Agreement............... NR        NR     03/31/04                    6,033,697
   4,791    Packaging Dynamics, Term
            Loan.................... NR        NR     11/20/05                    4,719,404
   5,893    Pliant Corp., Term
            Loan.................... B2        B+     05/31/08                    5,915,692
   1,000    Riverwood International
            Corp., Term Loan........ B1        B      03/31/07                    1,003,594
   1,667    Silgan Holdings, Inc.,
            Term Loan............... Ba2       BB-    11/30/08                    1,667,708
   5,000    Smurfit-Stone Container
            Corp., Term Loan........ Ba3       B+     06/30/09                    5,000,000

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $ 4,900    Tekni-Plex, Inc., Term
            Loan.................... B1        B+     06/21/08               $    4,916,332
   2,911    U.S. Can Corp., Term
            Loan.................... B2        B      01/04/06                    2,729,493
                                                                             --------------
                                                                                 79,804,763
                                                                             --------------
            DIVERSIFIED MANUFACTURING  2.2%
   2,463    EnerSys, Term Loan...... NR        NR     11/09/08                    2,474,828
  14,755    Mueller Group, Inc.,
            Term Loan............... B1        B+     05/31/08                   14,803,293
   4,640    Neenah Foundry Co., Term
            Loan.................... Caa1      B-     09/30/05                    4,385,080
   9,244    SPX Corp., Term Loan.... Ba2       BB+    09/30/09 to 03/31/10        9,262,498
     504    UCAR International,
            Inc., Term Loan......... NR        NR     12/31/07                      505,578
                                                                             --------------
                                                                                 31,431,277
                                                                             --------------
            ECOLOGICAL  3.3%
  41,088    Allied Waste North
            America, Inc.,
            Term Loan (j)........... Ba3       BB     07/21/05 to 07/21/07       38,741,544
   2,952    Casella Waste Systems,
            Inc., Term Loan......... B1        BB-    12/14/06                    2,960,124
   4,894    Duratek, Inc., Term
            Loan.................... NR        NR     12/08/06                    4,698,410
     368    Stericycle, Inc., Term
            Loan.................... B1        BB-    09/30/07                      370,947
                                                                             --------------
                                                                                 46,771,025
                                                                             --------------
            EDUCATION & CHILD CARE  0.1%
   1,939    TEC Worldwide, Inc.,
            Term Loan............... NR        NR     02/28/05                    1,867,433
                                                                             --------------

            ELECTRONICS  3.7%
   6,890    Acterna, LLC, Term
            Loan.................... NR        B      09/30/07                    4,220,228
     830    Amphenol Corp., Term
            Loan.................... Ba2       BB+    10/03/04                      816,618
   3,713    Audio Visual Services
            Corp., Term Loan........ NR        NR     03/04/04 to 03/04/06        3,560,720
   4,178    Automata, Inc., Term
            Loan (a) (c)............ NR        NR     02/28/03 to 02/28/04                0

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            ELECTRONICS (CONTINUED)
 $ 1,302    Computer Associates
            International, Inc.,
            Term Loan............... Baa2      BBB+   05/26/03               $    1,256,641
     580    Computer Associates
            International, Inc.,
            Revolving Credit
            Agreement............... Baa2      BBB+   05/26/03                      545,010
   3,011    General Cable Corp.,
            Term Loan............... Ba3       NR     05/25/07                    2,727,745
   7,000    Kinetic Group, Inc.,
            Term Loan............... B1        NR     02/28/06                    6,575,782
   2,207    Knowles Electronics,
            Inc., Term Loan......... B3        CCC    06/29/07                    2,093,741
   5,762    Rowe International,
            Inc., Term Loan (d)..... NR        NR     12/31/03                      201,707
      96    Rowe International,
            Inc., Revolving Credit
            Agreement (d)........... NR        NR     12/31/03                            0
  12,000    Seagate Technologies,
            Inc., Term Loan......... Ba1       BB+    05/13/07                   11,979,000
   4,397    Semiconductor Components
            Industries, LLC, Term
            Loan.................... B2        B      08/04/06 to 08/04/07        4,118,975
   4,920    Stratus Technologies,
            Inc., Term Loan......... NR        NR     02/26/05                    4,181,891
   2,800    Veridian Corp., Term
            Loan.................... Ba3       BB-    06/10/08                    2,818,668
   9,450    Viasystems, Inc., Term
            Loan.................... B3        CC     09/30/05 to 03/31/07        7,355,312
                                                                             --------------
                                                                                 52,452,038
                                                                             --------------
            ENTERTAINMENT & LEISURE  6.0%
   8,983    Bally Total Fitness
            Holding Corp., Term
            Loan.................... Ba3       B+     11/10/04                    9,005,626
   4,843    Bell Sports, Inc., Term
            Loan.................... NR        NR     03/31/06 to 03/31/07        3,753,547
   4,000    Charlotte Hornets NBA
            Ltd., Term Loan......... NR        NR     06/30/04                    4,020,000

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 6,500    Festival Fun Parks, LLC,
            Term Loan............... NR        NR     06/30/07 to 12/31/07   $    6,479,688
   9,769    Fitness Holdings
            Worldwide, Inc., Term
            Loan.................... NR        B      11/02/06 to 11/02/07        9,231,921
     990    KSL Recreational Group,
            Inc., Term Loan......... Ba3       B+     04/30/05 to 04/30/06          987,368
     846    KSL Recreational Group,
            Inc., Revolving Credit
            Agreement............... Ba3       B+     04/30/04                      833,173
  19,425    Metro-Goldwyn-Mayer,
            Inc., Term Loan......... NR        NR     06/30/08                   19,446,853
   1,993    Panavision, Inc., Term
            Loan.................... B3        CCC    03/31/05                    1,818,803
   2,500    Phoenix Suns, Term
            Loan.................... NR        NR     03/31/05                    2,500,000
   4,900    Playcore Wisconsin,
            Inc., Term Loan......... NR        NR     07/01/07                    4,815,618
   1,950    Regal Cinemas, Inc.,
            Term Loan............... B1        BB-    12/31/07                    1,967,306
   6,500    Six Flags Theme Parks,
            Inc., Term Loan......... Ba2       BB-    06/30/09                    6,523,023
   3,257    True Temper, Inc., Term
            Loan.................... B1        BB-    09/30/05                    3,240,246
   6,827    WFI Group, Inc., Term
            Loan.................... NR        NR     07/14/04                    6,845,870
   4,873    Worldwide Sports &
            Recreation, Inc., Term
            Loan.................... NR        NR     12/31/06                    4,677,061
                                                                             --------------
                                                                                 86,146,103
                                                                             --------------
            FARMING & AGRICULTURE  0.3%
   3,981    The Scotts Co., Term
            Loan.................... Ba3       BB     12/31/07                    4,005,151
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            FINANCE  3.5%
 $ 3,500    Alliance Data Systems,
            Inc., Term Loan......... NR        NR     07/25/05               $    3,469,375
  20,000    Comdisco, Inc., Term
            Loan (a) (c) (g)........ NR        NR     06/30/02                   16,512,500
   9,280    Corrections Corp. of
            America, Term Loan...... B1        B+     05/31/06 to 03/31/08        9,351,536
   4,818    Outsourcing Solutions,
            Term Loan............... B2        NR     06/10/06                    4,703,084
   7,146    Rent-A-Center, Inc.,
            Term Loan............... Ba2       BB-    01/31/06 to 12/31/07        7,153,248
   3,990    Rent-Way, Inc., Term
            Loan.................... NR        CCC    10/10/06                    3,889,887
   4,912    Risk Management
            Assurance Co., Term
            Loan.................... NR        NR     12/21/06                    4,893,663
                                                                             --------------
                                                                                 49,973,293
                                                                             --------------
            GROCERY  0.3%
   4,575    Fleming Cos., Inc., Term
            Loan.................... Ba2       BB+    06/19/08                    4,576,908
                                                                             --------------

            HEALTHCARE  7.6%
  32,500    Community Health
            Systems, Inc., Term
            Loan.................... NR        NR     07/16/10                   32,666,562
  10,631    FHC Health Systems,
            Inc., Term Loan......... NR        NR     04/30/03 to 04/30/06       10,451,222
   7,944    Genesis Health Ventures,
            Inc., Term Loan......... Ba3       BB-    03/31/07 to 04/02/07        7,978,613
   8,421    InteliStaf Group, Inc.,
            Term Loan............... NR        NR     10/31/05 to 10/31/07        8,397,760
  22,464    Kindred Healthcare,
            Inc., Term Loan......... NR        NR     04/13/08                   22,447,570
  10,935    Magellan Health
            Services, Inc., Term
            Loan.................... B2        B      02/12/05 to 02/12/06       10,765,246
   4,000    Medical Staffing Network
            Holdings, Inc., Term
            Loan.................... NR        NR     10/26/06                    3,982,500

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            HEALTHCARE (CONTINUED)
 $ 8,000    Team Health, Inc., Term
            Loan.................... Ba3       B+     10/31/08               $    8,045,000
   4,574    Triad Hospitals, Inc.,
            Term Loan............... Ba3       B+     09/30/08                    4,616,437
                                                                             --------------
                                                                                109,350,910
                                                                             --------------
            HEALTHCARE & BEAUTY  1.1%
   7,547    Mary Kay, Inc., Term
            Loan.................... Ba3       BB-    10/03/07                    7,567,682
   8,000    Revlon Consumer Products
            Corp., Term Loan........ B3        B      05/30/05                    7,921,664
                                                                             --------------
                                                                                 15,489,346
                                                                             --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS  1.5%
   2,837    Brown Jordan
            International, Inc.,
            Term Loan............... Ba3       B      03/31/06                    2,758,889
   1,027    Foamex LP, Term Loan.... B2        BB-    06/30/05 to 06/30/06        1,027,696
   1,958    Formica Corp., Term Loan
            (c)..................... NR        NR     04/30/06                    1,795,142
   8,556    Holmes Products Corp.,
            Term Loan............... B2        B      02/05/07                    7,871,537
   1,422    Imperial Home Decor
            Group, Inc., Term Loan
            (d)..................... NR        NR     04/04/06                    1,329,839
   3,517    Sleepmaster, LLC, Term
            Loan (c)................ NR        NR     12/31/06                    3,393,466
   1,477    Targus Group
            International, Inc.,
            Term Loan............... NR        NR     12/19/06                    1,351,861
   2,354    World Kitchen, Inc.,
            Revolving Credit
            Agreement (c)........... NR        NR     04/08/05                    1,706,995
                                                                             --------------
                                                                                 21,235,425
                                                                             --------------
            HOTELS, MOTELS, INNS & GAMING  6.7%
  26,570    Aladdin Gaming, LLC,
            Term Loan (a) (c)....... NR        NR     02/25/05 to 02/26/08       22,251,077
   2,084    Ameristar Casinos, Inc.,
            Term Loan............... Ba3       B+     12/20/06                    2,097,903

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            HOTELS, MOTELS, INNS & GAMING (CONTINUED)
 $ 4,950    Argosy Gaming Co., Term
            Loan.................... Ba2       BB     07/31/08               $    4,968,562
   9,546    Extended Stay America,
            Inc., Term Loan......... Ba3       BB-    01/15/08                    9,596,513
   2,993    Isle of Capri Casinos,
            Inc., Term Loan......... Ba2       BB-    04/26/08                    3,009,868
   1,750    Las Vegas Sands, Inc.,
            Term Loan............... NR        B+     06/04/08                    1,770,417
   3,000    Mandalay Resort Group,
            Term Loan............... NR        NR     08/22/06                    3,010,314
   6,939    Park Place Entertainment
            Corp., Term Loan........ NR        BBB-   12/31/03                    6,813,207
  13,696    Scientific Games Corp.,
            Term Loan............... Ba3       B+     09/30/07                   13,769,019
  34,620    Wyndham International,
            Inc., Term Loan......... NR        B-     06/30/04 to 06/30/06       29,235,850
                                                                             --------------
                                                                                 96,522,730
                                                                             --------------
            INSURANCE  1.8%
  10,000    Alea Group Holdings,
            Term Loan............... NR        BBB-   03/31/07                    9,975,000
   3,083    Hilb, Rogal & Hamilton
            Co., Term Loan.......... Ba3       BB-    06/30/07                    3,091,042
  12,051    White Mountains
            Insurance Group, Ltd.,
            Term Loan............... NR        NR     03/16/06 to 03/31/07       12,085,713
                                                                             --------------
                                                                                 25,151,755
                                                                             --------------
            MACHINERY  4.1%
   7,591    Alliance Laundry
            Systems, LLC, Term
            Loan.................... B1        B      06/30/05                    7,581,205
  21,849    Ashtead Group, PLC, Term
            Loan.................... NR        NR     06/01/07                   21,138,874
   5,867    Dresser Industries,
            Inc., Term Loan......... Ba3       BB-    04/10/09                    5,902,552
  10,415    Flowserve Corp., Term
            Loan.................... Ba3       BB-    06/30/06 to 06/30/09       10,370,036

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            MACHINERY (CONTINUED)
 $ 2,500    Terex Corp., Term Loan.. Ba3       BB-    06/29/09               $    2,481,250
   8,888    United Rentals (North
            America), Inc., Term
            Loan.................... Ba3       BB+    08/31/07                    8,923,610
   2,382    Weigh Tronix, LLC, Term
            Loan.................... NR        D      06/30/07                    1,726,650
                                                                             --------------
                                                                                 58,124,177
                                                                             --------------
            MEDICAL PRODUCTS & SERVICES  7.2%
  17,075    Alliance Imaging, Inc.,
            Term Loan............... B1        B+     06/10/08                   17,110,193
   5,909    American Home Patient,
            Term Loan (c)........... NR        NR     12/31/02                    4,520,227
   3,188    Conmed Corp., Term
            Loan.................... Ba3       BB-    12/30/04                    3,166,666
  14,927    Dade Behring, Inc., Term
            Loan.................... NR        NR     06/30/05 to 06/30/07       15,224,968
   8,922    Dade Behring, Inc.,
            Revolving Credit
            Agreement............... NR        NR     06/30/05                    9,100,525
  20,820    DaVita, Inc., Term
            Loan.................... Ba3       BB-    03/31/09                   20,898,156
   5,957    Insight Health, Term
            Loan.................... NR        B+     10/17/08                    5,990,998
  14,225    Kinetics Concepts, Inc.,
            Term Loan............... Ba3       B      12/31/04 to 03/31/06       14,224,520
   5,175    National Medical Care,
            Inc., Term Loan......... Ba1       BB     09/30/03                    5,081,203
   4,887    National Nephrology
            Associates, Inc., Term
            Loan.................... B1        B+     12/31/05                    4,850,844
   2,244    Rotech Healthcare, Inc.,
            Term Loan............... Ba2       BB     03/31/08                    2,246,245
                                                                             --------------
                                                                                102,414,545
                                                                             --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.6%
   3,424    CII Carbon, LLC, Term
            Loan.................... NR        NR     06/25/08                    2,739,297
  28,870    Ispat Inland, Term
            Loan.................... Caa2      B-     07/16/05 to 07/16/06       20,353,680
                                                                             --------------
                                                                                 23,092,977
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            NATURAL RESOURCES  1.8%
 $ 5,000    Arch Western Resources,
            LLC, Term Loan.......... Ba1       BB+    04/18/08               $    5,029,690
  15,000    Ocean Rig ASA--
            (Norway), Term Loan..... B3        NR     06/01/08                   13,125,000
   7,448    Tesoro Petroleum Corp.,
            Term Loan............... Ba3       BB+    12/31/07                    7,332,497
     780    U.S. Synthetic Corp.,
            Term Loan............... NR        NR     05/31/05                      733,067
                                                                             --------------
                                                                                 26,220,254
                                                                             --------------
            NON-DURABLE CONSUMER PRODUCTS  2.2%
   8,706    American Marketing
            Industries, Inc., Term
            Loan (a)................ NR        NR     04/01/04                    4,353,144
     799    American Safety Razor
            Co., Term Loan.......... B1        B-     04/30/07                      671,487
   4,947    Arena Brands, Inc., Term
            Loan.................... NR        NR     06/02/03                    4,681,167
   7,703    Boyds Collection, Ltd.,
            Term Loan............... Ba3       B+     04/21/05                    7,620,898
   1,500    Church & Dwight Co.,
            Inc., Term Loan......... Ba2       BB     09/30/07                    1,512,723
   4,573    Danka Business Systems,
            PLC, Term Loan.......... NR        NR     03/31/04                    4,537,439
   2,500    Danka Business Systems,
            PLC, Revolving Credit
            Agreement............... NR        NR     03/31/04                    2,452,083
   2,667    JohnsonDiversey, Inc.,
            Term Loan............... Ba3       BB-    11/03/09                    2,688,811
   3,150    Playtex Products, Inc.,
            Term Loan............... Ba3       BB-    05/31/09                    3,157,875
                                                                             --------------
                                                                                 31,675,627
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            PAPER & FOREST PRODUCTS  0.4%
 $ 2,465    Bear Island Paper Co.,
            LLC, Term Loan.......... B3        B-     12/31/05               $    2,428,487
   2,908    Port Townsend Paper
            Corp., Term Loan........ NR        NR     03/16/05 to 03/16/07        2,833,082
                                                                             --------------
                                                                                  5,261,569
                                                                             --------------
            PERSONAL & MISCELLANEOUS SERVICES  2.9%
   7,880    Coinmach Laundry Corp.,
            Term Loan............... B1        BB-    07/25/09                    7,938,115
  11,627    Encompass Service Corp.,
            Term Loan............... B2        B      05/10/07                    7,266,719
   1,600    Iron Mountain, Inc.,
            Term Loan............... Ba3       BB     02/15/08                    1,611,600
   5,000    Katun Corp., Term Loan.. NR        B+     06/30/09                    4,984,375
   3,400    Stewart Enterprises,
            Inc., Term Loan......... Ba3       BB     06/29/06                    3,423,690
   1,869    TeleSpectrum Worldwide,
            Inc., Term Loan (d)..... NR        NR     05/31/05                    1,219,255
   8,873    The Relizon Co., Term
            Loan.................... NR        NR     09/30/06 to 12/31/07        8,713,814
   1,733    Vicar Operating, Inc.,
            Term Loan............... B1        B+     09/20/08                    1,741,321
   4,975    Weight Watchers
            International, Inc.,
            Term Loan............... Ba1       BB-    12/31/07                    5,012,313
                                                                             --------------
                                                                                 41,911,202
                                                                             --------------
            PHARMACEUTICALS  3.1%
   1,840    aaiPharma, Inc., Term
            Loan.................... NR        BB-    03/28/07                    1,838,850
   1,663    Accredo Health, Inc.,
            Term Loan............... Ba2       BB     03/31/09                    1,670,812
   2,375    Alpharma Operating
            Corp., Term Loan........ B1        BB-    10/05/07 to 10/05/08        2,334,411
   9,816    Caremark Rx, Inc., Term
            Loan.................... Ba2       BB+    03/31/06                    9,856,736

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            PHARMACEUTICALS (CONTINUED)
 $ 5,000    Express Scripts, Inc.,
            Term Loan............... Ba1       BBB-   03/31/08               $    5,013,020
   5,475    MedPointe, Inc., Term
            Loan.................... B1        B+     09/30/07 to 09/30/08        5,495,459
  19,698    NCS Healthcare, Inc.,
            Revolving Credit
            Agreement (g)........... NR        NR     06/30/02                   18,811,839
                                                                             --------------
                                                                                 45,021,127
                                                                             --------------
            PRINTING & PUBLISHING  7.6%
   4,122    21st Century Newspapers,
            Term Loan............... NR        NR     09/15/05                    3,937,428
   1,990    Adams Outdoor
            Advertising, LP, Term
            Loan.................... B1        B+     02/08/08                    2,000,364
   6,240    Advanstar
            Communications, Inc.,
            Term Loan............... B2        B      10/11/07                    6,108,960
   3,941    American Media
            Operations, Inc., Term
            Loan.................... Ba3       NR     04/01/07                    3,977,544
  11,241    American Reprographics
            Co., Term Loan.......... NR        NR     04/10/08                   11,185,280
  10,414    CommerceConnect Media,
            Inc., Term Loan......... NR        NR     12/31/07                    9,997,155
   2,441    Daily News, LP, Term
            Loan.................... NR        NR     03/19/08                    2,343,603
   7,133    Lamar Media Corp., Term
            Loan.................... Ba2       BB-    03/01/06 to 02/01/07        7,110,088
   4,851    Liberty Group Operating,
            Inc., Term Loan......... B1        B      03/31/07                    4,850,505
  15,000    Morris Communications
            Corp., Term Loan........ NR        NR     09/30/09                   15,044,535
   3,750    Network Communications,
            Inc., Term Loan......... NR        NR     06/27/08                    3,759,375

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $ 2,977    Payment Processing
            Solutions, Inc., Term
            Loan.................... NR        NR     06/30/05               $    2,954,419
   7,452    PRIMEDIA, Inc., Term
            Loan.................... NR        B      06/30/09                    5,918,500
  12,093    Reader's Digest
            Association, Inc., Term
            Loan.................... Baa3      BB+    05/21/07 to 05/20/08       12,103,660
   6,239    Trader.com, Term Loan... NR        NR     12/31/06 to 12/31/07        6,238,842
   7,960    Vertis, Inc., Term
            Loan.................... B1        B+     12/07/05                    7,716,390
   1,909    Vutek, Inc., Term
            Loan.................... B1        NR     07/31/07                    1,869,373
   1,602    Ziff-Davis Media, Inc.,
            Term Loan............... B3        CCC-   03/31/07                    1,374,677
                                                                             --------------
                                                                                108,490,698
                                                                             --------------
            RESTAURANTS & FOOD SERVICE  0.7%
   1,500    AFC Enterprises, Inc.,
            Term Loan............... Ba2       BB     05/23/09                    1,507,500
   1,845    Carvel Corp., Term
            Loan.................... NR        NR     12/31/06                    1,826,550
   2,859    Papa Ginos, Inc., Term
            Loan.................... NR        NR     08/31/07                    2,837,647
   4,644    S.C. International
            Services, Inc., Term
            Loan.................... Ba1       NR     03/01/07                    4,399,773
                                                                             --------------
                                                                                 10,571,470
                                                                             --------------
            RETAIL--OIL & GAS  1.1%
   7,285    Barjan Products, LLC,
            Term Loan............... NR        NR     05/31/06                    6,956,883
   9,247    The Pantry, Inc., Term
            Loan.................... B1        B+     01/31/06 to 07/31/06        9,102,220
                                                                             --------------
                                                                                 16,059,103
                                                                             --------------
            RETAIL--SPECIALTY  0.7%
   3,242    DRL Aquisition, Inc.,
            Term Loan............... NR        NR     04/30/09                    3,231,744
   6,129    Home Interiors & Gifts,
            Inc., Term Loan......... B3        B      12/31/06                    5,883,564
   1,581    Josten's, Inc., Term
            Loan.................... B1        BB-    05/31/06                    1,555,832
                                                                             --------------
                                                                                 10,671,140
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            RETAIL--STORES  2.8%
 $ 1,303    Duane Reade, Inc., Term
            Loan.................... Ba2       BB-    02/15/07               $    1,309,755
  37,785    Rite Aid Corp., Term
            Loan.................... B2        BB-    06/27/05                   37,280,723
   1,906    Shoppers Drug Mart
            Corp., Term Loan........ Ba1       BBB+   02/04/09                    1,913,029
                                                                             --------------
                                                                                 40,503,507
                                                                             --------------
            TECHNOLOGY  0.5%
   3,120    Advanced Glassfiber
            Yarns, LLC, Term Loan... Caa3      CC     09/30/05                    3,111,949
   4,500    The Titan Corp., Term
            Loan.................... Ba3       BB     06/30/09                    4,506,750
                                                                             --------------
                                                                                  7,618,699
                                                                             --------------
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  0.7%
   8,372    Broadwing, Inc., Term
            Loan.................... Ba3       BB     11/09/04 to 06/28/07        7,159,507
   1,673    McLeodUSA, Inc., Term
            Loan.................... Caa2      NR     05/30/08                      832,288
   7,381    Orius Corp., Term Loan.. NR        NR     12/15/06 to 12/15/07        1,199,404
   7,500    WCI Capital Corp., Term
            Loan (a) (c)............ NR        NR     09/30/07                      156,248
   2,314    WCI Capital Corp.,
            Revolving Credit
            Agreement (a) (c)....... NR        NR     12/31/02                      289,220
                                                                             --------------
                                                                                  9,636,667
                                                                             --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.2%
   6,272    Global Crossing
            Holdings, Ltd., Term
            Loan (a) (c)............ NR        NR     06/30/06                    1,011,309
  22,651    Pacific Crossing, Ltd.,
            Term Loan (a) (c)....... NR        NR     07/28/06                    2,434,949
                                                                             --------------
                                                                                  3,446,258
                                                                             --------------
            TELECOMMUNICATIONS--WIRELESS  4.3%
   2,909    American Cellular Corp.,
            Term Loan............... B3        CCC-   03/31/08 to 03/31/09        1,965,096
   4,000    American Tower Corp.,
            Term Loan............... B2        BB-    12/31/07                    3,398,752
  20,053    BCP SP Ltd., Term Loan
            (a) (g)................. NR        NR     03/31/02 to 03/31/05        8,021,314

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--WIRELESS (CONTINUED)
 $ 2,500    Chicago 20MHz, Term
            Loan.................... NR        NR     10/31/07               $    2,443,075
   8,000    Cricket Communications,
            Inc., Term Loan......... NR        NR     06/30/07                    1,980,000
   4,701    Microcell Solutions,
            Inc., Term Loan......... NR        NR     03/01/06                    2,056,680
  24,383    Nextel Finance Co., Term
            Loan (j)................ Ba3       BB-    12/31/07 to 12/31/08       19,912,989
   3,333    Spectrasite
            Communications, Inc.,
            Term Loan............... B3        CC     12/31/07                    2,861,363
   3,957    Sygnet Wireless, Inc.,
            Term Loan............... NR        NR     12/23/06 to 12/23/07        3,531,278
  10,647    Triton PCS, Inc., Term
            Loan.................... Ba3       BB-    05/04/07                   10,087,559
   7,333    Western Wireless Corp.,
            Term Loan............... B1        B      09/30/08                    4,748,333
                                                                             --------------
                                                                                 61,006,439
                                                                             --------------
            TEXTILES & LEATHER  1.7%
   5,338    Galey & Lord, Inc., Term
            Loan (c)................ NR        NR     04/02/05 to 04/01/06        4,145,931
   5,633    Malden Mills Industries,
            Inc., Term Loan (a)
            (c)..................... NR        NR     10/28/06                    1,364,765
  18,409    Norcross Safety
            Products, LLC, Term
            Loan.................... NR        NR     09/30/04                   18,362,592
                                                                             --------------
                                                                                 23,873,288
                                                                             --------------
            TRANSPORTATION--CARGO  1.6%
   4,939    American Commercial
            Lines, LLC, Term Loan... B3        B      06/30/06 to 06/30/07        4,674,643
   4,896    Atlas Freighter Leasing,
            Inc., Term Loan......... NR        NR     04/25/05 to 04/25/06        4,442,824
   7,418    Evergreen International
            Aviation, Inc., Term
            Loan.................... NR        NR     05/07/03 to 05/07/04        6,935,727
     392    Kansas City Southern
            Railway Co., Term Loan.. Ba1       BB+    06/12/08                      393,779

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            TRANSPORTATION--CARGO (CONTINUED)
 $ 5,000    RailAmerica, Inc., Term
            Loan.................... Ba3       BB     05/23/09               $    5,023,750
   1,920    Roadway Corp., Term
            Loan.................... Baa3      BBB    10/10/06                    1,912,800
                                                                             --------------
                                                                                 23,383,523
                                                                             --------------
            TRANSPORTATION--PERSONAL  0.3%
   4,827    Motor Coach Industries,
            Inc., Term Loan......... B2        B      06/16/05                    4,350,030
                                                                             --------------

            TRANSPORTATION--RAIL MANUFACTURING  0.3%
   3,399    Helm, Inc., Term Loan... NR        NR     10/18/06                    3,084,191
   3,054    RailWorks Corp., Term
            Loan (a) (c)............ NR        NR     09/30/06                      992,589
                                                                             --------------
                                                                                  4,076,780
                                                                             --------------
            UTILITIES  1.4%
   3,000    Michigan Electric
            Transmission Co., Term
            Loan.................... Baa2      NR     05/01/07                    3,011,250
   1,824    Pike Electric, Inc.,
            Term Loan............... NR        NR     04/18/10                    1,839,106
   4,667    Southern California
            Edison Co., Term Loan... Ba2       NR     03/01/03 to 03/01/05        4,670,917
     978    TNP Enterprises, Inc.,
            Term Loan............... Ba2       BB+    03/30/06                      978,417
   9,000    Westar Energy, Inc.,
            Term Loan............... NR        NR     06/05/05                    8,915,625
     335    Westar Energy, Inc.,
            Revolving Credit
            Agreement............... NR        NR     06/06/05                      325,788
                                                                             --------------
                                                                                 19,741,103
                                                                             --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  123.1%.......................    1,760,961,383
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

BORROWER                                                          VALUE

NOTES  2.3%
Alderwoods Group, Inc. ($3,514,000 par, 11.00% to 12.25%
  coupon, maturing 01/02/07 to 01/02/09)....................  $    3,517,632
Genesis Health Ventures, Inc. ($6,280,170 par, 7.0375%
  coupon, maturing 04/02/07) (h)............................       6,280,170
PCI Chemicals Canada, Inc. (5,128,666 par, 10.00% coupon,
  maturing 12/31/08)........................................       3,615,710
Pioneer Cos., Inc. ($1,709,555 par, 5.355% coupon, maturing
  12/31/06) (h).............................................       1,151,813
Premcor Refining Group, Inc. ($3,000,000 par, 4.59125%
  coupon, maturing 08/23/03) (h)............................       2,992,500
Rowe International, Inc. ($185,317 par, 15.00% coupon,
  maturing 12/31/00) (d) (g)................................               0
Satelites Mexicanos ($17,091,000 par, 9.06% coupon, maturing
  06/30/04), 144A Private Placement (b) (h).................      14,975,989
                                                              --------------

TOTAL NOTES.................................................      32,533,814
                                                              --------------

EQUITIES  3.5%
Alderwoods Group (235,977 common shares) (e)................       1,661,278
Audio Visual Services Corp. (70,205 common shares) (e)
  (f).......................................................         831,227
Breed Technologies, Inc. (416,538 common shares) (e) (f)....               0
Genesis Health Ventures, Inc. (10,483 preferred shares) (e)
  (f).......................................................       1,203,763
Genesis Health Ventures, Inc. (932,290 common shares) (e)...      15,019,192
Imperial Home Decor Group, Inc. (512,023 common shares) (d)
  (e) (f)...................................................               0
Imperial Home Decor Realty, Inc. (512,023 common shares) (d)
  (e) (f)...................................................               0
Kindred Healthcare, Inc. (499,875 common shares) (e)........      16,890,776
Pioneer Corp of America (331,654 common shares) (e) (f).....         596,977
Rotech Healthcare, Inc. (484,850 common shares) (e) (f).....       9,454,575
Rotech Medical Corp. (48,485 common shares) (e).............               0
Rowe International, Inc. (87,636 common shares) (d) (e)
  (f).......................................................               0
Safelite Glass Corp. (421,447 common shares) (e) (f)........       3,847,811
Safelite Realty (28,448 common shares) (e) (f)..............               0
Telespectrum Worldwide, Inc. (11,618,775 common shares) (d)
  (e) (f)...................................................               0
Telespectrum Worldwide, Inc. (8,307 preferred shares) (d)
  (e) (f)...................................................               0
Tembec, Inc. (78,468 common shares) (e).....................         641,868
West American Rubber Co., LLC (5.04% Ownership Interest) (e)
  (f).......................................................               0
                                                              --------------

TOTAL EQUITIES..............................................      50,147,467
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  128.9%
  (Cost $1,990,299,995).....................................   1,843,642,664
                                                              --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

BORROWER                                                          VALUE
SHORT TERM INVESTMENTS  0.8%
REPURCHASE AGREEMENT  0.2%
State Street Bank & Trust Co. ($2,500,000 par collateralized by U.S. Government obligations in a pooled cash account,
  dated 07/31/02, to be sold on 08/01/02 at $2,500,122).....  $    2,500,000
                                                              --------------

TIME DEPOSIT  0.6%
State Street Bank & Trust Corp. ($8,366,043 par, 1.25%
  coupon, dated 07/31/02, to be sold on 08/01/02 at
  $8,366,333)...............................................       8,366,043
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $10,866,043)........................................      10,866,043
                                                              --------------

TOTAL INVESTMENTS  129.7%
  (Cost $2,001,166,038).....................................   1,854,508,707
BORROWINGS  (25.9%).........................................    (370,159,000)
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.8%)...............     (54,389,240)
                                                              --------------

NET ASSETS  100.0%..........................................  $1,429,960,467
                                                              ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. (Bank loan ratings are unaudited.)

(1) Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Affiliated company. See Notes to Financial Statements.

(e) Non-income producing security as this stock currently does not declare dividends.

(f) Restricted security.

(g) The borrower is in the process of restructuring or amending the terms of this loan.

(h) Variable rate security. Interest rate shown is that in effect at July 31, 2002.

(i) Fixed rate security.

(j) A portion of this security is segregated in connection with unfunded commitments.

 * Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior



See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

    Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2002

ASSETS:
Total Investments (Cost $2,001,166,038).....................  $1,854,508,707
Cash........................................................          27,200
Receivables:
  Investments Sold..........................................       8,948,393
  Interest and Fees.........................................       7,798,109
Other.......................................................          85,078
                                                              --------------
    Total Assets............................................   1,871,367,487
                                                              --------------
LIABILITIES:
Payables:
  Borrowings................................................     370,159,000
  Investments Purchased.....................................      68,125,990
  Investment Advisory Fee...................................       1,279,353
  Administrative Fee........................................         301,024
  Distributor and Affiliates................................         285,456
Accrued Expenses............................................         527,746
Accrued Interest Expense....................................         515,349
Trustees' Deferred Compensation and Retirement Plans........         213,102
                                                              --------------
    Total Liabilities.......................................     441,407,020
                                                              --------------
NET ASSETS..................................................  $1,429,960,467
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,429,960,467 divided by
  180,010,000 shares outstanding)...........................  $         7.94
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 180,010,000 shares issued and
  outstanding)..............................................  $    1,800,100
Paid in Surplus.............................................   1,795,669,290
Accumulated Undistributed Net Investment Income.............       5,331,061
Net Unrealized Depreciation.................................    (146,657,331)
Accumulated Net Realized Loss...............................    (226,182,653)
                                                              --------------
NET ASSETS..................................................  $1,429,960,467
                                                              ==============

See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2002

INVESTMENT INCOME:
Interest....................................................  $ 114,495,289
Other.......................................................      5,405,277
                                                              -------------
    Total Income............................................    119,900,566
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     15,425,573
Administrative Fee..........................................      3,629,547
Legal.......................................................        635,928
Custody.....................................................        586,249
Trustees' Fees and Related Expenses.........................         84,742
Other.......................................................      1,774,874
                                                              -------------
    Total Operating Expenses................................     22,136,913
    Interest Expense........................................      7,897,445
                                                              -------------
    Total Expenses..........................................     30,034,358
                                                              -------------
NET INVESTMENT INCOME.......................................  $  89,866,208
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (87,927,766)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (134,707,185)
  End of the Period.........................................   (146,657,331)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (11,950,146)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $ (99,877,912)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (10,011,704)
                                                              =============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets

                                                         YEAR ENDED       YEAR ENDED
                                                       JULY 31, 2002    JULY 31, 2001
                                                       -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................  $   89,866,208   $  143,228,857
Net Realized Loss....................................     (87,927,766)    (134,906,805)
Net Unrealized Depreciation During the Period........     (11,950,146)     (62,619,290)
                                                       --------------   --------------
Change in Net Assets from Operations.................     (10,011,704)     (54,297,238)
Distributions from Net Investment Income.............     (92,687,003)    (149,588,160)
                                                       --------------   --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..    (102,698,707)    (203,885,398)
                                                       --------------   --------------
NET ASSETS:
Beginning of the Period..............................   1,532,659,174    1,736,544,572
                                                       --------------   --------------
End of the Period (Including accumulated
  undistributed net investment income of $5,331,061
  and $8,403,655, respectively)......................  $1,429,960,467   $1,532,659,174
                                                       ==============   ==============

See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2002

CHANGE IN NET ASSETS FROM OPERATIONS........................  $(10,011,704)
                                                              ------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................    25,462,244
  Decrease in Receivable for Investments Sold...............    16,170,836
  Decrease in Interest and Fees Receivables.................     3,615,240
  Decrease in Other Assets..................................       148,071
  Increase in Payable for Investments Purchased.............    56,211,490
  Decrease in Investment Advisory Fee Payable...............      (100,161)
  Decrease in Administrative Fee Payable....................       (23,568)
  Increase in Distributor and Affiliates Payable............       232,909
  Decrease in Accrued Expenses..............................       (97,676)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................        42,558
                                                              ------------
    Total Adjustments.......................................   101,661,943
                                                              ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    91,650,239
                                                              ============
CASH FLOWS FROM FINANCING ACTIVITIES:
Change in Bank Borrowings...................................    (4,841,000)
Change in Accrued Interest Expense..........................      (742,893)
Cash Dividends Paid.........................................   (92,803,333)
                                                              ------------
    Net Cash Used for Financing Activities..................   (98,387,226)
                                                              ------------
NET DECREASE IN CASH........................................    (6,736,987)
Cash at Beginning of the Period.............................     6,764,187
                                                              ------------
CASH AT THE END OF THE PERIOD...............................  $     27,200
                                                              ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                      JUNE 24, 1998
                                                                                      (COMMENCEMENT
                                                     YEAR ENDED JULY 31,              OF INVESTMENT
                                          -----------------------------------------   OPERATIONS) TO
                                          2002 (E)     2001       2000       1999     JULY 31, 1998
                                          ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
 (A)....................................  $   8.51   $   9.65   $  10.08   $  10.07      $   9.99
                                          --------   --------   --------   --------      --------
 Net Investment Income..................       .49        .79        .81        .77           .07
 Net Realized and Unrealized Gain/Loss..      (.55)     (1.10)      (.42)       -0-           .01
                                          --------   --------   --------   --------      --------
Total from Investment Operations........      (.06)      (.31)       .39        .77           .08
                                          --------   --------   --------   --------      --------
Less:
 Distributions from Net Investment
   Income...............................       .51        .83        .81        .76           -0-
 Distributions from Net Realized Gain...       -0-        -0-        .01        -0-           -0-
                                          --------   --------   --------   --------      --------
Total Distributions.....................       .51        .83        .82        .76           -0-
                                          --------   --------   --------   --------      --------
NET ASSET VALUE, END OF THE PERIOD......  $   7.94   $   8.51   $   9.65   $  10.08      $  10.07
                                          ========   ========   ========   ========      ========

Common Share Market Price at End of the
 Period.................................  $   6.67   $   7.79   $   8.75   $ 9.5625      $10.0625
Total Return (b)........................    -8.05%     -1.42%       .61%      2.98%          .63%**
Net Assets at End of the Period (In
 millions)..............................  $1,430.0   $1,532.7   $1,736.5   $1,815.1      $1,812.1
Ratio of Operating Expenses to Average
 Net Assets*............................     1.22%      1.63%      1.75%      1.66%         1.18%
Ratio of Interest Expense to Average Net
 Assets.................................      .44%      2.15%      2.49%      2.37%          .28%
Ratio of Net Investment Income to
 Average Net Assets*....................     4.95%      8.90%      8.19%      7.72%         6.94%
Portfolio Turnover (c)..................       65%        55%        57%        28%            3%**
   Senior Indebtedness:
   Total Borrowing Outstanding (In
     thousands).........................  $370,159   $375,000   $700,000   $800,000      $400,000
   Asset Coverage Per $1,000 Unit of
     Senior Indebtedness (d)............     4,863      5,087      3,481      3,269         5,530
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the Ratio of Operating Expenses to Average Net Assets and the Ratio of Net Investment
   Income to Average Net Assets would have been 1.21% and 6.90% for the period ended July 31, 1998.

** Non-Annualized

(a) Net asset value on June 24, 1998 of $10.00 is adjusted for common share offering costs of $.013.

(b) Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interest.

(d) Calculated by subtracting the Trust's total liabilities (not including the Borrowings) from the Trust's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e) As required, effective August 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended July 31, 2002 was to decrease the ratio of net investment income to average net assets by .01%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for the periods prior to July 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Trust borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust's volatility. The Trust commenced investment operations on June 24, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Senior Loans are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust's portfolio. The fair value of Senior Loans are reviewed and approved by the Trust's Valuation Committee and the Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

    Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note, or other fixed income security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

    As required, effective August 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. Prior to August 1, 2001, the Trust did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $251,799 reduction in cost of securities and corresponding $251,799 increase in net unrealized appreciation based on securities held by the Trust on August 1, 2001.

    The effect of this change for the year ended July 31, 2002 was to decrease net investment income by $119,589; increase net unrealized depreciation by $71,798, and decrease net realized loss by $191,387. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2002, the Trust had an accumulated capital loss carryforward for tax purposes of $127,568,090, which will expire between July 31, 2009 and 2010.

    At July 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $2,045,607,056
                                                                --------------
Gross tax unrealized appreciation...........................    $   28,360,927
Gross tax unrealized depreciation...........................      (219,459,276)
                                                                --------------
Net tax unrealized depreciation on investments..............    $ (191,098,349)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Trust intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are to be distributed at least annually to common shareholders. Distributions from net realized gains for book purposes may include short term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                              2002            2001
Distributions paid from:
  Ordinary income........................................  $92,687,003    $149,588,160

    As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $2,558,782

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions, post October losses which may not be recognized for tax purposes until the first day of the following fiscal year and other losses that were recognized for book purposes but not tax purposes at the end of the fiscal year.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee of .85% of the average daily managed assets. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc., the Trust's Administrator, at an annual rate of .20% of the average daily managed assets of the Trust. The administrative services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the year ended July 31, 2002, the Trust recognized expenses of approximately $182,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended July 31, 2002, the Trust recognized expenses of approximately $64,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust, which are reported as "Legal" expenses in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

1940 as those companies in which a fund holds 5% or more of the outstanding voting securities.

                                                       INTEREST/
                              PAR/        REALIZED     DIVIDEND      VALUE
NAME                         SHARES*     GAIN/(LOSS)    INCOME      7/31/02        COST
Imperial Home Decor
  Group, Inc., Term
  Loan...................  $ 1,422,288   $         0   $106,035    $1,329,839   $1,367,833
Imperial Home Decor
  Group, Inc., Common
  Stock..................      512,023             0          0             0      522,263
Imperial Home Decor
  Reality, Inc., Common
  Stock..................      512,023             0          0             0            0
Rowe International, Inc.,
  Term Loan..............    5,762,338           795    583,427       201,707    5,151,641
Rowe International, Inc.,
  Revolving Credit
  Agreement..............       95,625             0      5,269             0       93,335
Rowe International,
  Inc. ..................      185,317             0     25,360             0      185,317
Rowe International, Inc.,
  Common Stock...........       87,636             0          0             0            0
Telespectrum Worldwide,
  Inc., Term Loan........    1,869,163             0     42,058     1,219,255    1,108,323
Telespectrum Worldwide,
  Inc., Common &
  Preferred Stock........   11,627,082             0          0             0            0

* Shares were acquired through the restructuring of Senior loan interests.

    At July 31, 2002, Van Kampen owned 10,000 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,367,017,743 and $1,152,288,586, respectively.

4. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $59,492,300 as of July 31, 2002. The Trust intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

5. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

    At July 31, 2002, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT         VALUE
SELLING PARTICIPANT                                             (000)         (000)
Goldman Sachs Credit Partners, L.P. ........................   $10,631     $10,451,222
JP Morgan Chase Bank........................................    20,000      16,512,500
                                                               -------     -----------
Total.......................................................   $30,631     $26,963,722
                                                               =======     ===========

6. BORROWINGS

In accordance with its investment policies, the Trust may borrow money for investment purposes in an amount up to approximately 33 1/3% of the Trust's total assets.

    The Trust has entered into a $500 million revolving credit agreement with VVR Funding LLC, a Delaware limited liability company whose sole purpose is the issuance of commercial paper, which will terminate on September 30, 2002. VVR has the authority to issue a maximum of $800 million of commercial paper, at a discount, with maturities of up to 180 days, the proceeds of which are used to make advances to the Trust. This revolving credit agreement is secured by the assets of the Trust. For the year ended July 31, 2002, the average daily balance of borrowings under the revolving credit agreement was $334 million with a weighted average interest rate of 2.35%.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Senior Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 2002, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to July 31, 2000 were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the Trust's custodian, brokers, and selling or agent banks; where replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Income Trust as of July 31, 2002, the results of its operations, cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
September 6, 2002

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              2800 Post Oak Blvd.

                             Attn: Closed-End Funds

                               Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SENIOR INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555


CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

               REVISED POLICY ON INVESTMENTS IN STRUCTURED NOTES

The Board of Van Kampen Senior Income Trust has revised the Trust's policy to invest up to 5% of its total assets in various structured note investments by expanding the universe of the types of structured notes in which the Trust can invest. This replaces the former policy of the Trust to invest only in structured notes where the rates of return are determined by reference to the total rate of return on one or more senior loans referenced in such notes. Interest on structured note investments may now be based on a spread over an index or a benchmark interest rate, or other reference indicator, that may or may not correlate to the total rate of return on one or more Senior Loans referenced in such notes.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 12, 2002, where shareholders voted on the election of trustees.

With regards to the election of the following trustees by the shareholders of the Trust:

                                                                    # OF SHARES
                                                              ------------------------
                                                               IN FAVOR      WITHHELD
--------------------------------------------------------------------------------------
David C. Arch...............................................  172,266,302    2,188,919
Howard J Kerr...............................................  172,196,426    2,258,795

The other trustees of the Trust whose terms did not expire in 2002 are Hugo F. Sonnenschein, Rod Dammeyer, Theodore A. Myers, Richard F. Powers, III, and Wayne
W. Whalen.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Trust and their principal occupations for the last five years, other directorships held by the trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
David C. Arch (57)         Trustee      Trustee     Mr. Arch is Chairman and Chief Executive            37
Blistex Inc.                            since 1998  Officer of Blistex Inc., a consumer health
1800 Swift Drive                                    care products manufacturer, and former
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Mr. Arch is also
                                                    a Trustee or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
David C. Arch (57)         Mr. Arch is a member of
Blistex Inc.               the Board of Directors of
1800 Swift Drive           the Heartland Alliance, a
Oak Brook, IL 60523        non-profit organization
                           serving human needs based
                           in Chicago.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Rod Dammeyer (61)          Trustee      Trustee     Mr. Dammeyer is President of CAC, llc., a           37
CAC, llc.                               since 1998  private company offering capital investment
676 North Michigan Avenue                           and management advisory services. Mr. Dammeyer
Suite 2800                                          is also a Trustee or Managing General Partner
Chicago, IL 60611                                   of other investment companies advised by the
                                                    Advisers. Prior to February 2001, Mr. Dammeyer
                                                    was Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc. Prior
                                                    to July 2000, Mr. Dammeyer was a Managing
                                                    Partner of Equity Group Corporate Investment
                                                    (EGI), a company that makes private
                                                    investments in other companies. Prior to 1997,
                                                    Mr. Dammeyer was President, Chief Executive
                                                    Officer and a Director of Great American
                                                    Management & Investment, Inc., a diversified
                                                    manufacturing company.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Rod Dammeyer (61)          Mr. Dammeyer is a member
CAC, llc.                  of the Board of Directors
676 North Michigan Avenue  of TeleTech Holdings
Suite 2800                 Inc., Stericycle, Inc.,
Chicago, IL 60611          GATX Corporation,
                           Therasence, Inc. and
                           Peregrine Systems Inc.
                           and a member of the Board
                           of Trustees of the
                           University of Chicago
                           Hospitals and Health
                           Systems. Prior to July
                           2000, Mr. Dammeyer was a
                           member of the Board of
                           Directors of Allied Riser
                           Communications Corp.,
                           Matria Healthcare Inc.,
                           Transmedia Networks,
                           Inc., CNA Surety, Corp.
                           and Grupo Azcarero Mexico
                           (GAM). Prior to April
                           1999, Mr. Dammeyer was a
                           Director of Metal
                           Management, Inc. Prior to
                           1998, Mr. Dammeyer was a
                           Director of Lukens, Inc.,
                           Capsure Holdings Corp.,
                           Revco D.S., Inc., the
                           Chase Manhattan
                           Corporation National
                           Advisory Board and Sealy,
                           Inc. Prior to 1997, Mr.
                           Dammeyer was a Director
                           of Flacon Building
                           Products, Inc.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Howard J Kerr (66)         Trustee      Trustee     Mr. Kerr is a Trustee or Managing General           37
736 North Western Avenue                since 1998  Partner of other investment companies advised
P.O. Box 317                                        by the Advisers. Prior to 1998, Mr. Kerr was
Lake Forest, IL 60045                               the President and Chief Executive Officer of
                                                    Pocklington Corporation, Inc., an Investment
                                                    holding company.
Theodore A. Myers (72)     Trustee      Trustee     Mr. Myers is a financial consultant. Mr. Myers      37
550 Washington Avenue                   since 1998  is also a Trustee or Managing General Partner
Glencoe, IL 60022                                   of other investment companies advised by the
                                                    Advisers. Prior to 1998, Mr. Myers was a
                                                    Senior Financial Advisor (and, prior to 1997,
                                                    an Executive Vice President, Chief Financial
                                                    Officer and Director) of Qualitech Steel
                                                    Corporation, a producer of high quality
                                                    engineered steels for automotive,
                                                    transportation and capital goods industries.
                                                    Prior to 1997, Mr. Myers was a member of the
                                                    Arthur Andersen Chief Financial Officers'
                                                    Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Howard J Kerr (66)         Mr. Kerr is a Director of
736 North Western Avenue   Canbra Foods, Ltd., a
P.O. Box 317               Canadian oilseed
Lake Forest, IL 60045      crushing, refining,
                           processing and packaging.
                           operation, and the Marrow
                           Foundation.
Theodore A. Myers (72)     Mr. Myers is a Director
550 Washington Avenue      of Met Life Investors
Glencoe, IL 60022          (formerly known as COVA
                           Financial Life
                           Insurance). Prior to
                           1997, Mr. Myers was a
                           Director of McLouth
                           Steel.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Hugo F. Sonnenschein (61)  Trustee      Trustee     Mr. Sonnenschein is President Emeritus and          37
1126 E. 59th Street                     since 1998  Honorary Trustee of the University of Chicago
Chicago, IL 60637                                   and the Hutchinson Distinguished Service
                                                    Professor in the Department of Economics at
                                                    the University of Chicago. Prior to July 2000,
                                                    Mr. Sonnenschein was President of the
                                                    University of Chicago. Mr. Sonnenschein is a
                                                    member of the Board of Trustees of the
                                                    University of Rochester and a member of its
                                                    investment committee. Mr. Sonnenschein is a
                                                    member of the National Academy of Sciences,
                                                    the American Philosophical Society, and a
                                                    fellow of the American Academy of Arts and
                                                    Sciences. Mr. Sonnenschein is also a Trustee
                                                    or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Hugo F. Sonnenschein (61)
1126 E. 59th Street
Chicago, IL 60637

INTERESTED TRUSTEES*:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INTERESTED TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Richard F. Powers, III*    Chairman     Trustee     Mr. Powers is Chairman, Director, President,        98
(56)                                    since 1999  Chief Executive Officer and Managing Director
1 Parkview Plaza                                    of Van Kampen; Chairman, Director, Chief
Oakbrook Terrace, IL                                Executive Officer and Managing Director of the
60181                                               Advisers, Distributor, Van Kampen Advisors
                                                    Inc. and Van Kampen Management Inc.; Director
                                                    of other subsidiaries of Van Kampen; and Chief
                                                    Sales and Marketing Officer of Morgan Stanley
                                                    Asset Management Inc. Mr. Powers is also
                                                    Chairman of the Board, Trustee/Director and
                                                    President of funds in the Fund Complex. Prior
                                                    to May 1998, Mr. Powers was Executive Vice
                                                    President; and Director of Marketing of Morgan
                                                    Stanley and Director of Dean Witter Discover &
                                                    Co. and Dean Witter Realty. Prior to 1996, Mr.
                                                    Powers was Director of Dean Witter Reynolds
                                                    Inc.
Wayne W. Whalen* (63)      Trustee      Trustee     Mr. Whalen is a Partner in the law firm of          98
333 West Wacker Drive                   since 1998  Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                                   (Illinois), legal counsel to certain funds
                                                    advised by the Advisers. Mr. Whalen is a
                                                    Trustee, Director or Managing General Partner
                                                    of other funds advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(56)
1 Parkview Plaza
Oakbrook Terrace, IL
60181
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person to certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                             President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000, Executive Vice President
                                                              and Chief Investment Officer of Van Kampen Investments, and
                                                              President and Chief Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President and Chief Investment
                                                              Officer for Equity Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior Portfolio Manager
                                                              with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American
                                                              Capital Management, Inc.
Joseph J. McAlinden (59)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc. and Director of Morgan
New York, NY 10020                                            Stanley Trust for 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of Americas       Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
New York, NY 10020                                            Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1998  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VVR ANR 9/02                                                   Member NASD/SIPC.
                                                                 7498I02-AS-9/02